Exhibit 10.1
THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

This THIRD AMENDMENT TO EMPLOYMENT AGREEMENT (“Third Amendment”) is effective this 5th day of February 2025 by and between Brixmor Property Group, Inc. (the “Company”) and Mark Horgan (“Executive”).

WHEREAS, Executive and the Company entered into an Employment Agreement dated May 11, 2016, which was subsequently amended on March 7, 2019 and February 1, 2022 (as amended, the “Employment Agreement”);

WHEREAS, Executive and the Company desire Executive’s continued employment with the Company under certain amended terms and conditions as set forth herein; and

WHEREAS, the parties now desire to further amend the Employment Agreement accordingly.

NOW, THEREFORE, in consideration of the premises above, the parties hereto agree as follows:

1.Section 1 of the Employment Agreement is hereby amended such that the Employment Term (as defined in the Employment Agreement) shall end on May 19, 2028, subject to the provisions of Section 5 of the Employment Agreement.

2.Section 3(a) of the Employment Agreement is hereby amended by replacing the figure $575,000 with the figure $625,000 in both places where such figure appears in Section 3(a).

3.The last sentence of Section 3(d) of the Employment Agreement is hereby amended by replacing “2022” with “2025” and the figure “$1,300,000” with “$1,500,000”.

4.Except as otherwise provided herein, all other provisions of the Employment Agreement shall remain in effect without modification thereto.

5.This Third Amendment and the Employment Agreement (other than as amended above) constitute the entire agreement between the parties on the subject of Executive’s employment with the Company.

6.This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

7.This Third Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment.

Brixmor Property Group, Inc.
/s/ Steven F. Siegel
By: Steven F. Siegel
Title: Executive Vice President, General Counsel and Secretary

EXECUTIVE
/s/ Mark T. Horgan
Mark T. Horgan
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